Redeemable noncontrolling interests	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Redeemable noncontrolling interests
14. Redeemable noncontrolling interests

In December 2016, the Group entered into an investment agreement with certain investors (“noncontrolling shareholders”) to establish a subsidiary. The noncontrolling shareholders contributed RMB90,000 and held 30% equity interest. Pursuant to the investment agreement, the noncontrolling shareholders have the option to request the Group to redeem their equity interests at an agreed price after three years of the investment.

The Group recorded the noncontrolling interests as redeemable noncontrolling interests, outside of permanent equity in the Group’s consolidated balance sheets in accordance with ASC 480. The Group elects to use the effective interest method for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interests. The accretion, which increases the carrying value of the redeemable noncontrolling interests, is recorded against additional paid-in capital.

The change in the carrying amount of redeemable noncontrolling interests for the years ended December 31, 2016 and 2017 is as follows:

	As of December 31,
	2016	2017
	RMB	RMB	US$ (Note 2(d))
Balance as of January 1	—	90,072	13,843
Capital contribution from redeemable noncontrolling interests	90,000	—	—
Net (losses)/income attributable to redeemable noncontrolling interests	(34)	922	142
Accretion on redeemable noncontrolling interests	106	5,725	880
Balance as of December 31	90,072	96,719	14,865